               NOTE, MORTGAGE AND LOAN MODIFICATION AGREEMENT

        NOTE, MORTGAGE AND LOAN MODIFICATION AGREEMENT (this "Agreement") dated as of December 15, 1995 by and between SYLVAN M. COHEN, GEORGE R. PEACOCK, PHILIP E. STEPHENS, ALTON G. MARSHALL and ROBERT C. ROBB, JR., as Successor Trustees of EQK REALTY INVESTORS I, a Massachusetts business trust ("EQK"), having its principal office and place of business at 5775 Peachtree-Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342, and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Prudential"), having an office at 1200 "K" Street, N.W., Suite 1000, Washington, D.C. 20005.

                                 BACKGROUND

        On December 18, 1985, EQK executed and delivered to Solomon Brothers Realty Corp. ("Solomon") a certain Zero Coupon Mortgage Note due December 18, 1992 in the face amount of $94,719,904 (the "Zero Coupon Note"). The Zero Coupon Note was amended and restated in its entirety by an Amended and Restated Note Agreement dated as of February 4, 1988 by and between EQK and Solomon (the "First Amended Note"). Immediately following EQK's execution and delivery of the First Amended Note, the First Amended Note was endorsed to, and all of the security therefore was assigned to, Prudential in accordance with a certain Note and Mortgage Purchase and Sale Agreement between Solomon and Prudential.

        On or about December 16, 1992, the First Amended Note was partially paid and was amended and restated in its entirety pursuant to a Second Amended and Restated Note dated December 16, 1992 in the principal amount of $75,688,720 (the "Second Amended Note") which inter alia, extended the Maturity Date of the Second Amended Note to December 15, 1995. On December 8, 1995, the Second Amended Note was partially prepaid and all collateral relating to the Castleton Property was released by Prudential. Prior to the date hereof, Prudential has also released all collateral relating to the Peachtree Property.

        The Second Amended Note is presently secured by:

        1. An Amended and Restated Open-End Mortgage and Security Agreement (Harrisburg Mall) dated as of December 15, 1992 from EQK to Prudential (the "Amended Harrisburg Mortgage") encumbering certain property located in Dauphin County, Pennsylvania (the "Harrisburg Property"); the Amended Harrisburg Mortgage was recorded on December 22, 1992 in The Recorder's Office of Dauphin County, Pennsylvania (the "Dauphin Recorder") in Book 1886, page 298, et seq.;

        2. An Absolute Assignment of Leases and Rents and Rental Collection Agreement dated as of December 15, 1992 by and between EQK, Prudential and First Union National Bank of Georgia, as Rental Collection Agent (the "Rental Collection Agent") with respect to the Harrisburg Property (the "Harrisburg Assignment"); the Harrisburg Assignment was recorded on December 22, 1992 by the Dauphin Recorder in Book 1886, page 373; et seq.;

        3. A Cash Management and Security Agreement by and among EQK, Prudential and First Union National Bank of Georgia, as Escrow Agent; and

        4. A Hazardous Substances Covenant and Indemnity Agreement dated as of December 16, 1995 from EQK to and for the benefit of Prudential (the "Environmental Agreement").

        The Second Amended Note, the Amended Harrisburg Mortgage, the Harrisburg Assignment, the Cash Management Agreement, the Environmental Indemnity Agreement, and all financing statements and other instruments securing the Second Amended Note are herein collectively referred to as the "Loan Documents."

        Concurrently with the execution of the Loan Documents, the parties executed: a Warrant Agreement ("Warrant Agreement") dated December 18, 1992 by and between EQK and Prudential pursuant to which a Warrant was granted to Prudential to purchase Shares of beneficial interest in EQK; and a Subordination and Intercreditor Agreement ("Intercreditor Agreement") dated as of December 16, 1992 by and among Prudential, EQK and PNC Bank, National Association, formerly known as Provident National Bank ("PNC") pursuant to which Prudential, inter alia, consented to the creation of subordinate mortgages to secure sums owned by EQK to PNC and PNC agreed that all sums owned to PNC would remain subordinate to the Loan Documents. The Intercreditor Agreement was recorded on December 22, 1992 by the Dauphin Recorder in Book 1886, page 459 et seq.

        Pursuant to a letter application dated December 15, 1995 (the "Application"), EQK has requested Prudential to extend the maturity of the Second Amended Note and to modify certain of the provisions of the Loan Documents. The Application was countersigned by Prudential and, as so countersigned, constitutes the "Commitment". This Agreement is intended to amend and modify certain provisions of the Loan Documents in accordance with the Commitment.

        Capitalized terms used herein and not defined shall have their respective meanings set forth in the Loan Documents, the Warrant Agreement and the Intercreditor Agreement.

        NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                        1. INCORPORATION BY REFERENCE

        Section 1.1 Incorporation by Reference. The recitals set forth in the Background section of this Agreement, the Loan Documents, the Warrant Agreement and the Intercreditor Agreement are hereby incorporated herein by reference as though set forth in full in the text of this Agreement.

                           2. SECOND AMENDED NOTE

        Section 2.1 Principal Balance. EQK and Prudential confirm and agree that the principal balance of the Second Amended Note, including all accrued and unpaid interest through and including December 14, 1995, is $44,125,054.68.

        Section 2.2 Contract Interest Rate.  Section 2(a) of the Second Amended
Note is hereby amended by adding thereto a new subsection (iv) which reads as follows:

        "(iv) From and after December 15, 1995 through and including December 14, 1996, the principal sum outstanding from time to time under this Note shall bear interest at the rate of eight and fifty-four one-hundredths percent (8.54%) per annum."

        Section 2.3 Payment. Effective as of December 15, 1995, Section 3(a) through 3(c) of the Second Amended Note shall be deleted in their entirety and the following shall be substituted in lieu thereof:

        "(a) Commencing January 15, 1996 and on the fifteenth (15th) day of each month thereafter (the "Monthly Payment Date") through and including November 15, 1996, Maker shall pay to Payee installments of principal and interest in the amount of $340,536.00 (the "Monthly Payment Amount") each, which installments shall be applied first to accrued and unpaid interest on this Note and then to the payment of principal of this Note without premium or penalty.

        "(b) Intentionally omitted.

        "(c) If a portion of the Loan is prepaid, the Monthly Payment Amount shall be reduced in proportion to the ratio of the unpaid principal balance of the Second Amended Note immediately following such prepayment divided by the unpaid principal balance of the Second Amended Note immediately prior to such prepayment."

        Section 2.4 Maturity Date. The Maturity Date set forth in Section 3(d) of the Second Amended Note is hereby amended to read "December 15, 1996."

        Section 2.5 Security. All references in Section 5 of the Second Amended Note to the Peachtree Property and the Castleton Property and the security held by Prudential with respect thereto are hereby deleted in their entirety from the Second Amended Note as the Peachtree Property and the Castleton Property have been sold and all security held with respect to the Peachtree Property and the Castleton Property have been released by Prudential.

        Section 2.6 Prepayment. Section 7(a) of the Second Amended Note is hereby amended by adding the following at the end thereof:

        "Notwithstanding the foregoing, Payee hereby waives any prepayment premium pursuant to (i) the prepayment made by Maker on December 8, 1995 and (ii) any prepayment from and after the date hereof and prior to the occurrence of an Event of Default pursuant to which all sums payable under this Note and all agreements securing this Note are paid in full."

        Section 2.7 Confession of Judgment. EQK, knowingly, intentionally and voluntarily, and with the advise of separate counsel, hereby ratifies and confirms the confessions of judgment and warrants of attorney to confess judgment set forth in Section 10 of the Second Amended Note.

        Section 2.8 Seconded Amended Note Ratified and Confirmed. Except as amended and modified hereby or inconsistent with the provisions hereof, the Second Amended Note is hereby ratified and confirmed.

                3. AMENDMENTS TO AMENDED HARRISBURG MORTGAGE

        Section 3.1 Senior Mortgages. EQK hereby represents and warrants to Prudential that the Senior Mortgages referred to in the Amended Harrisburg Mortgage have been paid in full and satisfied. Accordingly all references in the Amended Harrisburg Mortgage to "Senior Mortgages" are hereby deleted in their entirety.

        Section 3.2 Peachtree and Castleton Properties. All references in the Amended Harrisburg Mortgage to the Peachtree Property and the Castleton Property and the security held by Prudential with respect thereto are hereby deleted in their entirety.

        Section 3.3 Confession of Judgment. EQK, knowingly, intentionally and voluntarily, and with the advise of separate counsel, hereby ratifies and confirms the confessions of judgment and warrants of attorney to confess judgment set forth in Section 6.2 of the Amended Harrisburg Mortgage.

        Section 3.4 Ratification of Harrisburg Mortgage. The Amended Harrisburg Mortgage is hereby ratified and confirmed in its entirety, subject only to the provisions of this Agreement.

                               4. ASSIGNMENTS

        Section 4.1 Peachtree and Castleton Properties. All references in the Harrisburg Assignment to the Peachtree Property and the Castleton Property and the security held by Prudential with respect thereto are hereby deleted in their entirety.

        Section 4.2 Ratification of Harrisburg Assignment. The Harrisburg Assignment is hereby ratified and confirmed in their entirety, subject only to the provisions of this Agreement.

                        5. CASH MANAGEMENT AGREEMENT

        Section 5.1 Peachtree and Castleton Properties. All references to the Peachtree Property and the Castleton Property and to the security held by Prudential with respect thereto in the Cash Management Agreement are hereby deleted in their entirety.

        Section 5.2 Asset Management Fee. Section 6.2 of the Cash Management Agreement is hereby amended to substitute the amount "$150,000" for the amount of "$500,000" as set forth therein.

        Section 5.3 Includible Asset Management Fee. The definition of the term "Includible Asset Management Fee" set forth in Exhibit A to the Cash Management Agreement is hereby amended to substitute the amount "$150,000" for the amount "$500,000", and the quarterly payments of the Includible Asset Management Fee shall be reduced to "$37,500".

        Section 5.4 Prepayment. Section 6.6(d) of the Cash Management Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

        "(d) Except for (i) payments of principal as a part of a scheduled Monthly Payment Amount, (ii) the prepayment of principal by EQK on December 8, 1995 and (iii) a prepayment of the Second Amended Note in full prior to the occurrence of an Event of Default hereun-der, upon a principal payment to Prudential prior to the Maturity Date, EQK shall pay to Prudential a prepayment premium calculated in accordance with the Yield Maintenance Formula attached hereto as Exhibit "L"."

        Section 5.5 Ratification of Cash Management Agreement. The Cash Management Agreement is hereby ratified and confirmed in tis entirety, subject only to the provisions of this Agreement.

                            6. WARRANT AGREEMENT

        Section 6.1 Representation, Warranty and Confirmation. EQK hereby represents, warrants and confirms to Prudential that the Warrant Agreement remains in full force and effect, the number of Shares of EQK issuable to Prudential upon exercise of the Warrant are 367,868 Shares; EQK currently holds in its treasury duly authorized and previously issued Shares in such amount and such Shares are reserved for issuance to Prudential upon exercise of the Warrant; and the Exercise Period remains open and can only be terminated in accordance with the express provisions of the Warrant Agreement.

        Section 6.2 Ratification of Warrant Agreement. The Warrant Agreement is hereby ratified and confirmed.

                             7. OTHER AGREEMENTS

        Section 7.1 Ratification of Other Agreements. The provisions of the Environmental Indemnity Agreement and the Intercreditor Agreement are hereby ratified and confirmed.

                               8. NO DEFAULTS

        Section 8.1 No Default. To induce Prudential to enter into this Agreement and extend the Maturity Date of the Second Amended Note, EQK represents and warrants to Prudential that:

          (a) No Event of Default, as defined in any of the Loan Documents, presently exists under any of the Loan Documents, the Warrant Agreement or the Intercreditor Agreement;

          (b) No event has occurred which, with the passage of time or the giving of notice or both, would constitute an Event of Default under any Loan Documents, the Warrant Agreement or the Intercreditor Agreement;

          (c) EQK has no defenses, counterclaims or set-offs against the Prudential Debt, as defined in the Cash Management Agreement; and

          (d) EQK hereby ratifies and confirms its obligation to repay the Prudential Debt on the terms and conditions set forth in the Loan
Documents, as amended hereby.

                     9. RELEASE AND COVENANT NOT TO SUE

        Section 9.1 Release and Covenant Not to Sue. To induce Prudential to enter into this Agreement and extend the Maturity Date of the Second Amended Note, EQK does hereby:

          (a) remise, release, acquit, satisfy and forever discharge Prudential and all of its past, present and future officers, directors, employees, agents, attorneys, representatives, heirs, successors and assigns, from any and all actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing, which EQK now has or hereafter can, shall or may have by reason of any matter, cause or things from the beginning of the world to and including the date of this Agreement with respect to any matters, transactions, occurrences, agreements, actions and/or events arising out of, in connection with or relating to, the loan by Prudential to EQK represented by the Second Amended Note and its predecessor notes, including, but not limited to, the modification and extension of the Second Amended Note pursuant to the provisions of the Commitment and this Agreement, the calculation and payment of interest under the Second Amended Note, the issuance of the Warrant and the calculation of the Shares issuable thereunder and all matters relating to the administration of the loan and/or the collateral held for the benefit of Prudential thereunder; and

          (b) covenant and agree never to institute or cause to be instituted or continue prosection of any suit or other form of action or proceeding of any kind or nature whatsoever against Prudential, or any of its past, present or future officers, directors, employees, agents, attorneys, representatives, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action.

        This release and covenant not to sue is intended to be legally binding upon EQK and shall cover all actions of Prudential in its consideration of the Application and this Agreement and/or the enforcement of Prudential's rights under the Loan Documents, as amended hereby.

                              10. MISCELLANEOUS

        Section 10.1 Loan Documents Remain Effective. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect and are enforceable against EQK in accordance with their respective terms. Without limiting the generality of the foregoing, all rights and remedies available to Prudential under the Loan Documents shall survive the making of this Agreement and shall continue in full force and effect. EQK shall have no right to further extend the Maturity Date of the Second Amended Note.

        Section 10.2 Integration Clause. This Agreement embodies the complete understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous understandings with respect thereto, whether oral or written.

        Section 10.3 Binding Effect. This Agreement shall not be modified or amended except by a writing signed by the party against whom enforcement is sought. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

        Section 10.4 Notices. The notice address for Prudential in the Loan Documents shall be amended as follows:

              Mr. Christian T. Miles, Vice President
              The Prudential Insurance Company of America
              1200 "K" Street, N.W., Suite 1000
              Washington, D.C. 20005

with a copy to:

              F. Wayne Jarvis, Esquire
              The Prudential Insurance Company of America
              1200 "K" Street, N.W., Suite 1000
              Washington, D.C. 20005

with a copy to:

              Clifford H. Swain, Esquire
              Drinker Biddle & Reath
              1345 Chestnut Street, Suite 1100
              Philadelphia, Pennsylvania 19107

        Section 10.5 Counterpart Copies. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

        Section 10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        Section 10.7 Time of the Essence. When time is mentioned herein, time shall be the essence of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, on and as of the date first above written.

                                          EQK REALTY INVESTORS I

                                          By   /s/ GARY L. WERKHEISER
                                              ------------------------
                                          Name:    Gary L. Werkheiser
                                          Title:   Vice President

                                          THE PRUDENTIAL INSURANCE COMPANY OF
                                          AMERICA

                                          By   /s/ CHRISTIAN T. MILES
                                             -------------------------
                                          Name:    Christian T. Miles
                                          Title:   Vice President

STATE OF GEORGIA           :
                           :    SS.
COUNTY OF FULTON           :


        On this, the 15th day of December, 1995, before me, the undersigned officer, personally appeared GARY L. WERKHEISER, who acknowledged himself to be a duly elected VICE PRESIDENT of EQK REALTY INVESTORS I, a Massachusetts business trust, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the business trust by himself as such officer.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[NOTARIAL SEAL]
                                    /s/
                                    -------------------------------
                                             Notary Public

                                    My Commission Expires:


                              :
DISTRICT OF COLUMBIA          :     SS.
                              :

        On this, the 29th day of December, 1995, before me, the undersigned officer, personally appeared CHRISTIAN T. MILES, who acknowledged himself to be a Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[NOTARIAL SEAL]

                                          /s/ Viola L. Jones
                                          --------------------------------------
                                                      Notary Public

                                          My Commission Expires:

                                          VIOLA L. JONES
                                          Notary Public District of Columbia
                                          My Commission Expires June 30, 1998

                  MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT

        THIS MUTUAL ESTOPPEL AGREEMENT is made as of this 15th day of December, 1995 by and among PNC BANK, NATIONAL ASSOCIATION (successor by merger to Provident National Bank) (the "Bank"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and EQK REALTY INVESTORS I ("EQK").



                                   RECITALS



        WHEREAS, the Bank, Prudential and EQK entered into a certain Subordination and Intercreditor Agreement dated as of December 16, 1992 (the "Intercreditor Agreement"); and

        WHEREAS, the parties wish to make certain statements and agreements regarding the Intercreditor Agreement and the loans governed thereunder;

        NOW THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. All capitalized terms not defined herein shall have the meanings given such terms in the Intercreditor Agreement.

        2. The Bank hereby certifies as follows:

           (a) The outstanding principal amount of the New Provident Note, as amended and restated by the Second Amended and Restated Note (the "PNC Restated Note") dated as of December 15, 1995 (collectively, the "PNC Note") is $1,587,430;

           (b) The rate of interest under the PNC Note is either 1 5/8% above the Euro-Rate (as such term is defined in the First Amendment to Second Amended and Restated Loan Agreement dated as of December 15, 1995 (the "PNC First Amendment") between EQK and the Bank) or 1 1/8% above the Prime Rate (as such term is defined in the PNC First Amendment);

           (c) There are no scheduled monthly payments of principal required under the PNC Note; and

           (d) To the best of PNC's knowledge, there exist no defaults under the Note and the Subordinate Loan Documents, nor do any circumstances exist with which the passage of time, or the giving of notice, or both, would constitute a default under the PNC Note or the other Subordinated Loan Documents.

        3. Prudential hereby certifies as follows:

           (a) The outstanding principal amount under the New Prudential Note, as amended by the Note, Mortgage and Loan Modification Agreement dated as of December 15, 1995 (the "Prudential Modification Agreement") between Prudential and EQK (collectively, the "Prudential Note") is $44,125,054.68;

           (b) The rate of interest under the Prudential Note is 8.54% per annum;

           (c) The monthly payment of principal and interest required to be paid under the Prudential Note is $340,536.00; and

           (d) To the best of Prudential's knowledge, there exist no defaults under the Prudential Note and the Senior Loan Documents, nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under the Prudential Note or the other Senior Loan Documents.

        4. Borrower hereby certifies that the statements made by the Bank and Prudential in paragraphs 2 and 3 above, respectively are true and correct that there exist no defaults under any of the Subordinate Loan Documents or Senior Loan Documents nor do any circumstances exist which with the passage of time, or the giving of notice, or both, would constitute a default under any of the Subordinate Loan Documents or the Senior Loan Documents.

        5. Bank confirms to and agrees with Prudential as follows: (a) that the Subordinate Loan Documents, including the amendments and modifications hereinabove, remain subordinate to the Senior Loan Documents, including the amendments and modifications thereto referred to hereinabove; (b) the Contract Amount referred to in Section 4(b)(i)(A) of the Intercreditor Agreement shall be in the interest rate on the PNC Restated Note; (c) the Pay Rate referred to in
Section 4(b)(i)(B) of the Intercreditor Agreement shall be the interest rate on the Prudential Note (i.e. 8.54% per annum).

        6. The parties hereby agree and confirm (a) that all references to any or all of the Senior Loan Documents or Subordinate Loan Documents contained in the

Intercreditor Agreement shall mean the Senior Loan Documents as amended by the Prudential Modification Agreement and the Subordinate Loan Documents as amended by the PNC First Amendment and the PNC Restated Note; (b) all of the terms and conditions of the Intercreditor Agreement shall be extended until all sums under the Senior Loan Documents have been paid in full; and (c) that all of the terms and conditions of the Intercreditor Agreement remain in full force and effect and binding upon the parties hereto and their respective successors and assigns.

        7. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

        8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        IN WITNESS WHEREOF, the parties have executed this Mutual Estoppel Agreement as of this 15th day of December, 1995.

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/
                                              ---------------------------------
                                          Title: Vice President
                                                -------------------------------

                                          THE PRUDENTIAL INSURANCE COMPANY OF
                                          AMERICA

                                          By: /s/
                                              ---------------------------------
                                          Title:
                                                -------------------------------

                                          EQK REALTY INVESTORS I

                                          By: /s/ Gary L. Werkheiser
                                              ---------------------------------
                                          Title: Vice President
                                                -------------------------------

              AMENDED MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT

        THIS AMENDED MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT is made as of this 15th day of December, 1995 by and among PNC BANK, NATIONAL ASSOCIATION (successor by merger to Provident National Bank) (the "Bank"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and EQK REALTY INVESTORS I ("EQK").

                                   RECITALS

        WHEREAS, the Bank, Prudential and EQK entered into a certain Subordination and Intercreditor Agreement dated as of December 16, 1992 (the "Intercreditor Agreement"); and

        WHEREAS, the parties entered into a Mutual Estoppel and Modification Agreement dated as of December 15, 1995 (the "Original Estoppel"); and

        WHEREAS, the parties wish to correct a typographical error contained in the Original Estoppel and confirm certain understandings as set forth herein;

        NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. All capitalized terms not defined herein shall have the meanings given such terms in the Intercreditor Agreement.

        2. Paragraph 2(b) of the Original Estoppel is hereby amended by deleting the number "1 5/8%" appearing on the first line thereof and substituting the number "2 5/8%" in its place.

        3. Borrower hereby certifies that the correction to the Original Estoppel as set forth above is true and correct.

        4. The parties agree that notwithstanding the fact that the contract Amount may be less than the Prudential Pay Rate, EQK shall be permitted to make debt service payments to the Bank based on the Prudential Pay Rate (i.e. 8.54% per annum); provided, however, such payments shall not exceed the Cap Amount. All of the other terms set forth in Section 4(b)(i) of the Intercreditor Agreement shall remain in full force and effect.

        5. The parties hereby agree and confirm that except as modified hereby, all of the terms and conditions of the Original Estoppel and Intercreditor Agreement remain in full force and effect and binding upon the parties hereto and their respective successors and assigns.

        6. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

        7. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        IN WITNESS WHEREOF, the parties have executed this Amended Mutual Estoppel and Modification Agreement as of this 15th day of December, 1995.

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/
                                              --------------------------------
                                          Title: Vice President
                                                ------------------------------

                                          THE PRUDENTIAL INSURANCE COMPANY OF
                                          AMERICA

                                          By: /s/
                                              --------------------------------
                                          Title: Vice President
                                                ------------------------------

                                          EQK REALTY INVESTORS I

                                          By: /s/ William G. Brown, Jr.
                                              --------------------------------
                                          Title: Vice President
                                                ------------------------------

                                      3